FIFTH AMENDMENT AND WAIVER AGREEMENT

TO

AMENDED AND RESTATED NOTE PURCHASE AGREEMENT DATED AS OF SEPTEMBER 30, 2003

THIS FIFTH AMENDMENT AND WAIVER AGREEMENT (this "Agreement"), dated as of May 30, 2007, among Cal-Maine Foods, Inc. (the "Company") and Cal-Maine Partnership, LTD (the "Partnership" and with the Company, the "Borrowers") and John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company (collectively, the "Purchasers") is with respect to the Amended and Restated Note Purchase Agreement dated as of September 30, 2003 (as amended by the First Amendment and Waiver Agreement dated as of November 30, 2003, a Second Amendment Agreement dated as of January 26, 2004, a Third Amendment Agreement dated as of August 2, 2004, a letter agreement dated August 24, 2005 and a Fourth Amendment and Waiver Agreement dated March 1, 2007, the "Note Agreement") pursuant to which the Borrowers have outstanding their Series A Secured Notes due September 1, 2014, their Series B Secured Notes due September 1, 2014 and their Series C Secured Notes due September 1, 2014 (collectively, the "Notes"). As of the date of this Agreement, the Purchasers are the holders of 100% of the outstanding principal amount of the Notes.

The Borrowers have requested that the Purchasers consent to the amendments and waivers to the Note Agreement set forth in this Agreement.

The Purchasers are willing to do so on, and subject to, the terms and conditions of this Agreement.

Terms not otherwise defined in this Agreement have the meanings given therefor in the Note Agreement.

NOW, THEREFORE, the parties agree:

1. **AMENDMENTS TO NOTE AGREEMENT.** Subject to the satisfaction of the conditions set forth in **Section 3**, from and after the date of this Agreement, Paragraph 5N of the Note Agreement (Additional Agreements; Post-Closing Items) is amended to delete the second sentence thereof relating to the obligation of the Borrowers to grant additional mortgages.

2. **WAIVERS**. Subject to the conditions set forth in **Section 3** the Purchasers hereby waive:

   (a) the restrictions set forth in clause (c) of paragraph 6G(ii) of the Note Agreement as to the aggregate amount of Restricted Payments and Restricted Investments that may be made by the Borrowers and their Subsidiaries in any Fiscal Year but solely to the extent necessary to permit capital contributions in respect of the Company's membership interests in Benton County Foods, LLC, an Arkansas limited liability company ("Benton") provided, the aggregate amount of such capital contributions does not exceed $4,000,000 and provided, in connection with the making of such capital contribution, Benton acquires the assets of George's, Inc., George's Farms, Inc. George's of Missouri, Inc. and FEF, LLC

(collectively "Georges") pursuant to the Agreement for Sale and Purchase of Assets dated as of April 20, 2007 by and among the Company, Benton and Georges (the "Benton Acquisition"); and

(b) the restrictions set forth in paragraph 6C to the extent necessary to permit the acquisition by PW3 Holdings, LLC of up to 25% of the equity interests in Benton pursuant to right to purchase set forth in Section 10.01 of Benton's Operating Agreement dated April 28, 2007.

3. **CONDITIONS**. The amendments granted in **Section 1** and the waivers granted in **Section 2** are subject to the satisfaction of the following:

(a) **Instruments to be Delivered.** (i) Each of the Borrowers shall have executed and delivered this Agreement to the Purchasers and (ii) Benton shall have executed and delivered a Subsidiary Guaranty to the Purchasers and the Borrowers shall have otherwise complied with Paragraph 5L of the Note Agreement.

(b) **Payment of Expenses.** All Expenses, including those of Special Counsel, shall have been paid by the Borrowers in full.

4. **REPRESENTATIONS AND WARRANTIES.** The Borrowers, jointly and severally, represent and warrant to the Purchasers:

(a) **Continuing Representations**. Subject to any disclosure set forth on **Schedule 1** attached, each of the representations and warranties set forth in paragraphs 8A through 8K, 8M, 8N, 8P and 8S of the Note Agreement is true and correct in all material respects on and as if made as of the date hereof after giving effect to this Agreement.

(b) **No Defaults**. As of the date hereof, and after giving effect to this Agreement and the incurrence of any Debt to be incurred in connection with the closing of the Benton Acquisition, no Default or Event of Default will exist.

(c) **Consents Etc**. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or any other Person (including without limitation, any creditor, lessor, or stockholder of any Borrower) is required in connection with execution, delivery or performance by any Borrower of this Agreement or the Note Agreement as amended by this Agreement.

(d) **Solvency**. As of the date hereof, (i) the aggregate present fair saleable value of the assets of each Borrower will, to the knowledge of the Borrowers in their reasonable business judgment be greater than the amount that will be required to pay the probable liabilities of each Borrower on its debts, including contingent liabilities, as they become absolute and mature; (ii) such Borrower has (and has no reason to believe that it will not have) sufficient capital for the conduct of its business as presently conducted; and (iii) no Borrower intends to incur, or believes it has incurred, beyond its ability to pay as they mature.

5. **NO OTHER AMENDMENTS OR WAIVERS.** Except as expressly set forth in **Section 1**, the Note Agreement and the other Transaction Documents shall continue in full force and

effect without alteration or amendment. No term or provision of the Transaction Documents is waived by this Agreement except for the waivers expressly provided for in **Section 2**.

6. **GOVERNING LAW.** THIS AGREEMENT IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY LAWS OR RULES RELATING TO CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS).

7. **COUNTERPARTS.** This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, this Fourth Amendment Agreement is executed under seal as of the date first above written.

BORROWERS:

CAL-MAINE FOODS, INC.

By: Timothy A. Dawson
Name: Timothy A. Dawson
Title: Vice-President /CFO

CAL-MAINE PARTNERSHIP, LTD.

By: CAL-MAINE FOODS, INC.
(its General Partner)

By: Timothy A. Dawson
Name: Timothy A. Dawson
Title: Vice-President /CFO

PURCHASERS:

JOHN HANCOCK LIFE INSURANCE COMPANY

By:_____________________________
Name: Kenneth L. Warlick
Title: Managing Director

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By:_____________________________
Name: Kenneth L. Warlick
Title: Authorized Signatory

IN WITNESS WHEREOF, this Fourth Amendment Agreement is executed under seal as of the date first above written.

BORROWERS:

CAL-MAINE FOODS, INC.

By:__________________________________
Name:
Title:

CAL-MAINE PARTNERSHIP, LTD.

By: CAL-MAINE FOODS, INC.
(its General Partner)

By:__________________________________
Name:
Title:

PURCHASERS:

JOHN HANCOCK LIFE INSURANCE COMPANY

By:__________________________________
Name: Phillip J. Peters
Title: Senior Managing Director

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By:__________________________________
Name: Phillip J. Peters
Title: Authorized Signatory